UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            -------------------------

       Date of Report (Date of earliest event reported): November 26, 2004

                          MERRILL LYNCH DEPOSITOR, INC.
                     (on behalf of PPLUS TRUST SERIES GSC-3)
             (Exact name of registrant as specified in its charter)

              Delaware                  001-32364               13-3891329
          (State or other              (Commission          (I. R. S. Employer
          jurisdiction of              File Number)        Identification No.)
           Incorporation)

               World Financial Center,                            10080
                  New York, New York                            (Zip Code)
                (Address of principal
                  executive offices)

                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT

               1.   Registrant's Business and Operations

                    Not applicable.

               2.   Financial Information

                    Not applicable.

               3.   Securities and Trading Markets

                    Not applicable.

               4.   Matters Related to Accountants and Financial Statements

                    Not applicable.

               5.   Corporate Governance and Management

                    Not applicable.

               6.   [Reserved]

               7.   Regulation FD

                    Not applicable.

               8.   Other Events

                    On November 26, 2004, PPLUS Trust Series GSC-3, for which
               Merrill Lynch Depositor, Inc. (the "Depositor") acted as depositor, issued 4,000,000 Class A Trust Certificates and 4,000,000 Class B Trust Certificates.

                    In connection therewith, the Depositor entered into a Series
               Supplement, dated as of November 26, 2004, by and between the Depositor and The Bank of New York, as trustee (the "Trustee") and securities intermediary (the "Securities Intermediary"), which amends and supplements the Standard Terms for Trust Agreements, dated as of November 5, 2004, by and between the Depositor and the Trustee and Securities Intermediary, which is filed as an exhibit to the Form 8A dated November 24, 2004 and filed with the Securities and Exchange Commission on November
               24, 2004.

               9.   Financial Statements and Exhibits

               (a)  Financial statements of business acquired.

                    Not applicable.

               (b)  Pro forma financial information.

                    Not applicable.

               (c)  Exhibits.

                    1.2 Terms Agreement between Merrill Lynch Depositor, Inc. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated dated November 17, 2004.

                    4.2 Series Supplement, dated as of November 26, 2004, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         MERRILL LYNCH DEPOSITOR, INC.



     Date: November 29, 2004                   By: /s/ Stephan Kuppenheimer
                                                   ----------------------------
                                              Name:  Stephan Kuppenheimer
                                              Title: President



                                  EXHIBIT INDEX

         Exhibit No.              Description
         -----------              -----------

             1.2 Terms Agreement between Merrill Lynch Depositor, Inc. and Merril Lynch, Pierce, Fenner & Smith, Incorporated dated November 17, 2004.

             4.2 Series Supplement, dated as of November 26, 2004, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.